Staff costs	12 Months Ended
Dec. 31, 2020
Staff costs
Staff costs

18. Staff costs

	2020	2019	2018
Wages and salaries	2,959,856	2,438,448	1,273,382
Social charges and insurances	315,164	243,232	112,524
Value of share‑based services (note 14)	901,425	1,310,888	719,374
Retirement benefit expenses (note 20)	220,559	296,247	118,926
Total staff costs	4,397,004	4,288,815	2,224,206

The wages and salaries increased by CHF 0.5 million for the year ended December 31, 2020 compared to the same period in 2019, primarily due to an increase in the average number of full-time equivalent employees from 16.7 in 2019 to 22.2 in 2020.